UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 SCHEDULE 14C/A

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

[X]     Preliminary information statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[_]     Definitive information statement


Company Name: HEAVENEXPRESS.COM, INC.

Payment of filing fee (check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11

(1)  Title of each class of securities to which transaction applies:
Common Stock, $.001 par value.

(2)  Aggregate number of securities to which transaction applies:
     8,116,000 shares of Common Stock.

(3)  Per unit price/underlying value pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

[_]     Fee paid previously with preliminary materials.

[_]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount previously paid:
(2)     Form, schedule or registration statement no.:
(3)     Filing party:
(4)     Date filed:








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PURPOSE OF AMENDMENT
--------------------

     Heavenexpress.com, Inc., a Florida corporation ("HEXC or the "Company"), hereby amends its preliminary Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c thereunder, which was filed by the Company on June 27, 2003 with the Securities and Exchange Commission (the "Preliminary Information Statement"). This amendment deletes all references contained in the Preliminary Information Statement to a 20:1 reverse stock split (the "Reverse Stock Split") which was approved by an Action by Majority Shareholders Without A Meeting pursuant to 2002 Florida Statutes, Chapter 607, Secion 704 on June 26, 2003.

     The sole director and majority shareholder of the Company, with the advice of the Company's securities counsel, has decided not to effect the Reverse Stock Split at this point in time, and has rescinded the corporate and shareholder action which authorized it. Inasmuch as the Company has entered into a Plan of Exchange, dated June 26, 2003 (the "Plan of Exchange") with Guangdong Golden Sand & Green Land Ecology And Environment Protection Development Co., Ltd., a corporation organized under the laws of the People's Republic of China ("Golden Sand"), as amended by a First Amended Plan of Exchange, dated July 31, 2003 (the "First Amended Plan of Exchange"), pursuant to which it will acquire Golden Sand in an exchange transaction, Golden Sand will become a subsidiary of the Company, and the shareholders of Golden Sand will acquire control of the Company, the sole director and majority shareholder of the Company has decided to leave the decision of whether or not to effect a reverse stock split of the Company's common stock up to the future management, directors and controlling shareholders of the Company.

     Accordingly, this amended Preliminary Information Statement relates only to a proposal to change the name of the Company from Heavenexpress.com, Inc. to Golden Sand Eco-Protection, Inc.
















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                             HEAVENEXPRESS.COM, INC.
                2531 S.E. 14th Street, Pompano Beach, Florida  33062


                                  July 31, 2003

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record on July 30, 2003, of Heavenexpress.com, Inc. ("HEXC" or the "Company"), a Florida corporation, in connection with the proposal to amend the corporate charter to change the name of the corporation from Heavenexpress.com, Inc. to Golden Sand Eco-Protection, Inc., which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date.

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved the proposal.

     Holders of approximately 94% of our common stock have executed a written consent in favor of the proposal described herein. However, under federal law this proposal will not be effected until at least 20 days after a definitive copy of this Information Statement has first been sent to shareholders who have not previously consented.


By Order of the Board of Directors,


/s/Charles Scheuerman
---------------------
Charles Scheuerman
Chairman



















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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                              HEAVENEXPRESS.COM, INC.

                                    Contents
Introduction                                                                   4

Item 1.  Information Required by Items of Schedule 14A                         5
     A.  No Time, Place or Date for Meeting of Shareholders                    5
     B.  Dissenters' Rights                                                    5
     C.  Voting Securities and Principal Holders Thereof                       5
     D.  Amendment of Charter                                                  6
         Reasons and Benefits of the Transaction                               6
     E.  Federal Tax Consequences                                              6
Item  2. Statements that Proxies are not Solicited                             6
Item  3. Interest of Certain Persons                                           7
Item  4. Other and General Information                                         7
Item  5. Documents Incorporated By Reference                                   8

INTRODUCTION

     The majority shareholders of this 1934 Act Registrant, Heavenexpress.com, Inc., have taken an Action By Majority Shareholders Without A Meeting (hereinafter, "Majority Shareholder Action")pursuant to 2002 Florida Statutes, Chapter 607, Section 704, to change the name of the corporation to Golden Sand Eco-Protection, Inc. This Information Statement is being filed pursuant to
Section 14(c) of the Securities Exchange Act of 1934 and a definitive copy provided to the Company's shareholders pursuant to Rule 14c.

     The Company has signed a Plan of Exchange and a First Amended Plan of Exchange with Golden Sand, pursuant to which it will acquire Golden Sand in an exchange transaction authorized pursuant to 2002 Florida Statutes, Chapter 607, Sections 1102-1107. Upon consummation of the exchange transaction, Golden Sand will become a subsidiary of the Company. The Company has filed an Information Statement on Schedule 14F-1, on June 27, 2003 with the Securities and Exchange Commission, and a Current Report on Form 8-K, on July 2, 2003, with the Securities and Exchange Commission, reporting the execution of the Plan of Exchange. The Company intends to file, as promptly as practicable, an amended Information Statement on Schedule 14F-1 with the Securities and Exchange Commission, reporting the execution of the First Amended Plan of Exchange, and an amended Current Report on Form 8-K with the Securities and Exchange Commission, reporting the execution of the First Amended Plan of Exchange.

     We are a Florida corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our December 31, 2002 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on

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the Internet at http://www.sec.gov, or at other Internet sites such as
http://www.freeedgar.com, as well as by such other means from the offices of theSEC.

              ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

   A.  NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

          There WILL NOT be a meeting of shareholders and none is required under applicable Florida statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This Information Statement is first being mailed on or about August 8, 2003 to the holders of Common Stock as of the Record Date on July 30, 2003.

   B.  DISSENTERS' RIGHTS.

          Under the Florida law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

   C.  THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

          The proposal to amend the corporate charter to change the name of the corporation to Golden Sand Eco-Protection, Inc. was approved by the action of a majority of all shareholders entitled to vote on the record date. This is Majority Shareholder Action, pursuant to Chapter 607, Section 704 of the 2002 Florida Statutes. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 94% of all shares issued and outstanding. The proposals are not effective before first completion of this Section 14(c) compliance, and second the mailing or delivery of this Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING SECURITIES OF THE COMPANY:

          ON JULY 30, 2003, THE RECORD DATE, THERE WERE 8,270,000 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

          The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of July 31, 2003, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.




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         OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF JUNE 26, 2003

--------------------------------------------------------------------------------
Name and Address of                            Amount and nature     Percentage
Beneficial Owner                                 of Beneficial     (1) of Class
                                                  Ownership
--------------------------------------------------------------------------------
Charles Scheuerman
President/ Chairman
800 W. Oakland Park Blvd. No. 211
Fort Lauderdale, FL  33311                          7,800,000           94.3%
--------------------------------------------------------------------------------


All Officers and Directors as a Group               7,800,000           94.3%
--------------------------------------------------------------------------------
Total Shares Issued and Outstanding                 8,270,000           100.0%
--------------------------------------------------------------------------------
     Notes to the table:

     (1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

   D.  AMENDMENT OF CHARTER.

          The proposal to amend the corporate charter to change the name of the corporation to Golden Sand Eco-Protection, Inc., was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than August 31, 2003.

          REASONS FOR AMENDMENT. The Company has signed a Plan of Exchange and a First Amended Plan of Exchange with Golden Sand pursuant to which it will acquire Golden Sand in an exchange transaction authorized pursuant to 2002 Florida Statutes, Chapter 607, Sections 1102-1107. Upon consummation of the exchange transaction, Golden Sand will become a subsidiary of the Company. Accordingly, the Company desires to change its name to something that reflects the business and business plan of Golden Sand. The new name would be more descriptive of the new business of the Company after it owns Golden Sand.

   E.  FEDERAL TAX CONSEQUENCES.

          There are no tax consequences to the change of corporate name proposed.



              ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

             WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
                    NOT REQUESTED TO SEND US A PROXY.

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              ITEM 3. INTEREST OF CERTAIN PERSONS.

     Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

--------------------------------------------------------------------------------
Title of Class   Name and Address               Amount      Nature     Percent

                 Charles Scheuerman
                 800 W. Oakland Park Blvd.
Common           No. 211                        7,800,000   Direct     94.3%
                 Fort Lauderdale, FL  33311



              ITEM 4. OTHER AND GENERAL INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2002, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by HEXC can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

















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              ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

       (a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 is hereby incorporated by reference.

       (b) The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 is hereby incorporated by reference.



                                       HEAVENEXPRESS.COM, INC.



                                       By: /s/ Charles Scheuerman
                                           ----------------------
                                           Charles Scheuerman
                                           Chairman
Dated:  July 31, 2003


By the order of the Board of Directors


                            /S/CHARLES SCHEUERMAN
                            ---------------------
                            CHARLES SCHEUERMAN
                            CHAIRMAN


























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